Exhibit 10.33

Restricted Stock Award Agreement

This Restricted Stock Award Agreement (this “Agreement”) is made and entered into as of [DATE], [YEAR] by and between Clearday, Inc., a Delaware corporation (the “Company”) and [NAME] (the “Holder”).

WHEREAS, the Company has employed the Holder for services to the Company or any of its subsidiaries under an agreement, written or oral (the “Services Agreement”); and

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its shareholders to grant to the Holder the award of Restricted Stock provided for herein for services to be provided by the Holder as additional compensation;

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. Grant of Restricted Stock.

The Company hereby issues to the Holder on the date of this Agreement (the “Grant Specified Date”) a Restricted Stock Award consisting of, in the aggregate, [ INSERT THE NUMBER OF SHARES] shares of Common Stock of the Company (the “Restricted Stock”), on the terms and conditions and subject to the restrictions set forth in this Agreement. The grant of the Restricted Stock is in addition to the shares of Common Stock or other awards that the Company may issue under the terms and conditions of any equity incentive plan that may have been adopted by the Company (the “Plan”).

2. Consideration.

The grant of the Restricted Stock is made in consideration of the services to be rendered by the Holder to the Company under the terms of the Services Agreement. The Holder shall have been deemed to have paid to the Company, and the Company shall be deemed to have received, value that is in excess of the par value of the Restricted Stock as of the Grant Specified Date and the shares of the Restricted Stock is duly and validly issued, fully paid and non-assessable.

3. Restricted Period; Vesting.

3.1. Except as otherwise provided herein, provided that the Holder continues to provide services under the terms of the Services Agreement or as otherwise may be agreed by the Company and the Holder and such services have not been terminated by the Company or the Holder under the terms of the Services Agreement or otherwise (“Continuous Service”) through the applicable vesting date, and further provided that any additional conditions set forth in SECTION 3.2 have been satisfied, the Restricted Stock will vest in accordance with the following schedule:

Vesting Date	Shares of Restricted Stock
[to insert]	[to insert]

3.2. Additional Conditions to Vesting. The Restricted Stock will not vest until the following conditions are satisfied or waived in the discretion of the Company:

3.2.1. The date that is 6 months after the date that (i) the Company conducts and offering of its equity securities in an offering registered under the Securities Act of 1933, as amended (the “Securities Act”); or (ii) the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); OR

3.2.2. The Acquired Stock Trading Date of the equity securities (“Newco Stock”) that are issued by a corporation that is subject to the periodic reporting requirements (a “Public Company Acquiror”) for the acquisition of all or substantially all of the assets or equity securities of the Company; OR

3.2.3. If earlier, the date that is two (2) years after the Grant Specified Date.

3.3. For the purposes of this Agreement, the term “Acquired Stock Trading Date” shall mean the date that the holder of the Newco Stock has the right to sell the Newco Stock or the common stock that would be issued by the Public Company Acquiror upon the exercise or conversion of such Newco Stock on a market or exchange without the holder obtaining any regulatory consents or approvals, other than filings that may be required under SEC Rule 144.

3.4. The period over which the Restricted Stock vests is referred to as the “Restricted Period”.

4. Risk of Forfeiture.

4.1. Notwithstanding the provisions of Section 3, the shares of Restricted Stock issued to Holder are subject to the risk of forfeiture described in this Section 4 and upon any of the events described in this Section 4.1and all shares of Restricted Stock that are not then vested under the provisions of Section 3 shall be cancelled and void ab initio.

4.1.1. The Holder’s Continuous Service is terminated by the Company because of (i) a breach or default by Holder under the terms of the Service Agreement which is not cured within 30 days; or (ii) the services that are provided by Holder cause the Company or its subsidiaries to infringe upon the intellectual property rights of another person;

4.1.2. The Holder terminates the services of Holder under the Services Agreement other than for nonpayment of amounts that are due and payable or other breach by the Company, in each case, after a failure to cure such nonpayment within 30 days.

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4.2. Notwithstanding the provisions of Section 3, the shares of Restricted Stock issued to Holder will vest upon the closing of a transaction that results in a Change in Control.

4.3. For the purposes of this Agreement, the phrase “Change in Control” shall mean the following:

4.3.1. any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of SECTION 4.3.3, below;

4.3.2. during any period of twelve (12) month period, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s shareholders was approved by a majority vote of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute at least a majority of the Board;

4.3.3. there is consummated a merger or consolidation of the Company with any other corporation or other entity, other than (I) a merger or consolidation which results in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

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4.3.4. the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (i) at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (ii) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.

4.4. Notwithstanding SECTION 4.3 to the contrary, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

5. Representations of the Holder.

5.1. The Holder is not acquiring the Restricted Stock for any distribution or assignment and understands that the Restricted Stock may not be sold, transferred or assigned in whole or in part.

5.2. The Holder acknowledges that the Restricted Stock granted herein is subject to dilution.

5.3. The Holder agrees that to vote all of the shares of the Common Stock in favor of any transaction that is a Change in Control that is supported by the Board.

6. Restrictions.

Subject to any exceptions set forth in this Agreement, during the Restricted Period, the Restricted Stock or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Holder. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock or the rights relating thereto during the Restricted Period shall be wholly ineffective and, if any such attempt is made, the Restricted Stock will be forfeited by the Holder and all of the Holder’s rights to such shares shall immediately terminate without any payment or consideration by the Company.

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7. Rights as Shareholder; Dividends.

7.1. The Holder shall be the record owner of the Restricted Stock until the shares of Common Stock are sold or otherwise disposed of, and shall be entitled to all of the rights of a shareholder of the Company including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares. Notwithstanding the foregoing, any dividends or other distributions shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

7.2. The Company may issue stock certificates or evidence the Holder’s interest by using a restricted book entry account with the Company’s transfer agent. Physical possession or custody of any stock certificates that are issued shall be retained by the Company until such time as the Restricted Stock vests.

7.3. If the Holder forfeits any rights he or she has under this Agreement in accordance with Section 3 of this Agreement, the Holder shall, on the date of such forfeiture, no longer have any rights as a shareholder with respect to the Restricted Stock and shall no longer be entitled to vote or receive dividends on such shares.

8. No Right to Continued Service. This Agreement shall not confer upon the Holder any right to be retained as a Holder of the Company or in any other capacity. Further, nothing in this Agreement shall be construed to limit the discretion of the Company to terminate the Holder’s Continuous Service at any time.

9. Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the shares of Common Stock shall be adjusted in the same manner on a pro rata basis as though all of the Restricted Stock is vested.

10. Tax Liability and Withholding.

10.1. As a condition to the issuance of any Restricted Stock, the Company may withhold, or require the Holder to pay or reimburse the Company for, any taxes which the Company determines are required to be withheld under federal, state or local law in connection with the grant or vesting of the Restricted Stock.

10.2. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Holder’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant or vesting of the Restricted Stock or the subsequent sale of any shares and (b) does not commit to structure the Restricted Stock to reduce or eliminate the Holder’s liability for Tax-Related Items.]

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11. Section 83(b) Election. The Holder may make an election under Code Section 83(b) (a “Section 83(b) Election”) with respect to the Restricted Stock. Any such election must be made within thirty (30) days after the Grant Specified Date. If the Holder elects to make a Section 83(b) Election, the Holder shall provide the Company with a copy of an executed version and satisfactory evidence of the filing of the executed Section 83(b) Election with the US Internal Revenue Service. The Holder agrees to assume full responsibility for ensuring that the Section 83(b) Election is actually and timely filed with the US Internal Revenue Service and for all tax consequences resulting from the Section 83(b) Election.

12. Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Holder with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Holder understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

13. Legends. A legend may be placed on any certificate(s) or other document(s) delivered to the Holder indicating restrictions on transferability of the shares of Restricted Stock pursuant to this Agreement or any other restrictions that the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any applicable federal or state securities laws or any stock exchange on which the shares of Common Stock are then listed or quoted.

14. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the CEO of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Holder under this Agreement shall be in writing and addressed to the Holder at the Holder’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

15. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

16. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Holder and the Holder’s beneficiaries, executors, administrators and the person(s) to whom the Restricted Stock may be transferred by will or the laws of descent or distribution.

17. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each provision of this Agreement shall be severable and enforceable to the extent permitted by law.

18. Amendment. This Agreement may be amended only with the consent of the Holder and the Company.

19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

20. Acceptance. The Holder has read and understands the terms and provisions thereof, and accepts the Restricted Stock subject to all of the terms and conditions of this Agreement. The Holder acknowledges that there may be adverse tax consequences upon the grant or vesting of the Restricted Stock or disposition of the shares and that the Holder has been advised to consult a tax advisor prior to such grant, vesting or disposition.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Clearday, Inc.

By:
Name:
Title:

Holder

[NAME]

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